AMENDMENT 5/1/95
                                       TO
                               SERVICE AGREEMENT
                                 (EFT Service)



         AGREEMENT made as of May 1, 1995, by and between NATIONAL FUEL GAS SUPPLY CORPORATION, a Pennsylvania corporation, hereinafter called "Transporter" and NATIONAL FUEL GAS DISTRIBUTION CORPORATION, hereinafter called "Shipper."

         WHEREAS, Transporter and Shipper are parties to a Service Agreement (EFT Service) dated August 1, 1993 (the "Agreement"); and

         WHEREAS, Transporter's effective FERC Gas Tariff provides that Shipper may request changes in the Primary Receipt Points under the Agreement, which changes shall be accomplished by amendment of the Agreement; and

         WHEREAS, Article II of the Agreement provides that Shipper shall pay Transporter the maximum rate provided under Rate Schedule EFT set forth in Transporter's effective FERC Gas Tariff, unless otherwise agreed in a written amendment to the Agreement; and

         WHEREAS, Transporter offered to its qualifying shippers a discounted rate for the quantity of gas which a shipper requested, within a window period which expired December 13, 1994, to allocate to the interconnection between the facilities of Transporter and the facilities of Empire State Pipeline at Grand Island, New York ("Grand Island") as a primary receipt point; and

         WHEREAS, Shipper within the window period accepted Transporter's offer to discount for a Maximum Daily Transportation Quantity under the Agreement ("MDTQ") of 12,812 Dth/day (the "Grand Island Quantity", subject to reduction as described in Section 2 below); and

         WHEREAS, Shipper and Transporter desire to amend the Agreement to provide for a different rate and different Primary Receipt Points as set forth below;


         WITNESSETH: That, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


1. The first three pages of Appendix A to the Agreement, which identify some of Shipper's Primary Receipt Points, are hereby deleted and replaced by the three pages contained in the attached Appendix A.

2. As of May 1, 1995, the discount described below (the "Discount") shall be effective. To the extent Shipper thereafter requests and receives a reduction of the portion of his MDTQ which is attributed to Grand Island as the primary receipt point, the Grand Island Quantity shall be reduced accordingly.

3.       The Discount shall consist of :

             (a) first, to the extent permitted by then-current FERC order, a discount of any applicable Gas Research Institute surcharges; and then

             (b) second, the reduction of Shipper's Reservation Charge (which is a charge per month per Dth of MDTQ), such that the total amount of the Discount shall be one dollar and sixty-seven cents ($1.67) per month per Dth times the Grand Island Quantity.

             (c)  The   Discount   shall   consist   of  a   reduction   of  the
                  then-currently effective rate which would, absent the Discount, be charged to Shipper. If, for a month Shipper is charged a motioned-in rate subject to refund, Shipper shall thereafter receive a refund which takes into account the amount Shipper actually paid for that month, to place Shipper in the same position he would have been by computing the Discount with respect to the finally approved rate.

              (d) Transporter  and Shipper agree not to seek before the FERC any change  to  the  methodology  for  (i)  calculating  the  rate applicable to quantities subject to the Discount (the "Discounted Rate") or (ii) allocating costs or imputing revenues to the service which is subject to the Discounted Rate (the "Discounted Service"), including the allocation of additional system costs to said rate and/or service. If FERC imputes different revenues and/or allocates different costs to the Discounted Service in future rate proceedings, the amount of the Discount shall be subject to decrease on a prospective basis from the date of the FERC order to fully reflect such changes. If any such rate proceeding results in a settlement which does not identify the applicable costs and revenues for the Discounted Service, but if the written litigation position of the FERC Staff does expressly identify such costs and revenues, such litigation position shall be the basis for the adjustment.

4. The Discount shall begin on May 1, 1995, and shall continue in effect so long as the Grand Island Quantity remains more than zero, but for no longer than the earlier to occur of:

         (a) the effective date of termination of the Agreement (for this purpose the Agreement shall not be considered as effectively terminated if it is renewed or rolled over into another service agreement); or

         (b)      October 31, 2014.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized personnel and attested by their respective Secretaries or Assistant Secretaries, as of the day and year first above written.


                                    NATIONAL FUEL GAS SUPPLY CORPORATION

                                            Transporter

Attest:

                                    By /s/ Richard Hare
---------------------                 ------------------------------
     Secretary                         President
(Corporate Seal)

                                    NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                                            Shipper

Attest:

                                    By /s/ Philip C. Ackerman
---------------------                 -----------------------------
        Secretary                      President
(Corporate Seal)

                                   APPENDIX A


                         Replacement Pages to Exhibit A

     National Fuel Gas Supply Corporation Pipeline Receipt Points
           Available to National Fuel Gas Distribution Corporation


                                             Line
         Meter Name        Meter Number     Designation          Township       County    State

Columbia Gas Transmission Corporation

 Ellwood City                  600065           N                Franklin       Beaver      PA
 First Fork                    632291          YM7               Grove          Cameron     PA
 Smethport                     630202          D-6               Smethport      McKean      PA
 Sugar Grove                   617733          R,U               Franklin       Warren      PA
 Ward                          622885          PY                Ward           Allegany    NY
 Waterford                     620549           Q                Waterford      Erie        PA
 Wellsville Domestic Accounts  606000 Various Domestic Customers Wellsville     Allegany    NY


CNG Transmission Corporation

 Allegany Domestic Accounts    Q38000 Various Domestic Customers Amity          Allegany    NY
 Allegheny National Forest      51051          L                 Spring Creek   Elk         PA
 Belmont                        60185         6"                 Amity          Allegany    NY
 Caledonia                      60154        W/WM2               Caledonia      Livingston  NY
 Consolidated ( Horton )         9871        ZW384               Horton         Elk         PA
 Donovan                        60178         63                 Wellsville     Allegany    NY
 East Emporium                 601040        FM100               Wharton        Potter      PA
 Ellisburg Station              60288       YM54                 Allegany       Potter      PA
 Ellisburg Storage              NFSTG       Storage              Allegany       Potter      PA
 Eshbaugh                       51052          C                 Limestone      Clarion     PA
 Johnsonburg                    60047         3"                 Sheldon        Wyoming     NY
 Porterville                    60051 Porterville Station        Elma           Erie        NY
 Reef Well                     602220         4"                 Fremont        Steuben     NY
 Sanford                        60181        A,B,C               Genesee        Allegany    NY
 Silver Springs                 60049         8"                 Genesee Falls  Wyoming     NY
 West Wellsville                60179         67                 Wellsville     Allegany    NY
 Wyoming                        60050          V                 Perry          Wyoming     NY


Tennessee Gas Pipeline Corporation

Zone 5 points
 Clarence                      2-0497        XM-2                Clarence       Erie        NY
 Colden Storage                6-0003          T                 Eden           Erie        NY
 East Aurora                   2-0077          X                 Wales          Erie        NY
 Hamburg(E.Eden)               2-0076         T,X                Eden           Erie        NY
 Lewiston                      2-0092         8"                 Lewiston       Niagara     NY
 Mayville                      2-0088         6"                 Chautauqua     Chautauqua  NY
 Nashville Storage             2-0243        RM-32               Hanover        Chautauqua  NY
 Pekin                         2-0326          Z                 Lewiston       Niagara     NY
 Sherman                       2-0428         4"                 Sherman        Chautauqua  NY
Zone 4 points
 Cochranton                    2-0314        S-M2                E. Fairfield   Crawford    PA
 Coudersport                   2-0074        Y-M2                Hebron         Potter      PA
 Cranberry Sales               2-0703          H                 Cranberry      Venango     PA
 Hebron Storage                6-0001       Storage              Hebron         Potter      PA
 Lamont                        2-0072          K                 Highland       Elk         PA
 Mercer                        2-0069        N-M44               Jefferson      Mercer      PA
 Pettis                        2-0071        H-M2                Wayne          Crawford    PA
 Rose Lake                     2-0527        Y-M2                Allegany       Potter      PA
 Russel City                   2-0301          L                 Highland       Elk         PA
 Sharon                        2-0496        N-M51               Pulaski        Lawrence    PA
 Townville                     2-0390         4"                 Townville      Crawford    PA
 Union City                    2-0200          Q                 Union          Erie        PA
 Wattsburg                     2-0075        D-20                Wayne          Erie        PA
East Aurora, NY  ( Enserch )
 East Aurora                   2-0077          X                 Wales          Erie        NY
Rate Schedule T - 1
   Zone 5 points
 Clarence                      2-0497        XM-2                Clarence       Erie        NY
 Colden Storage                6-0003          T                 Eden           Erie        NY
 East Aurora                   2-0077          X                 Wales          Erie        NY
 Hamburg(E.Eden)               2-0076         T,X                Eden           Erie        NY
Zone 4 points
 Coudersport                   2-0074        Y-M2                Hebron         Potter      PA
 Cranberry Sales               2-0703          H                 Cranberry      Venango     PA
 Lamont                        2-0072          K                 Highland       Elk         PA
 Mercer                        2-0069        N-M44               Jefferson      Mercer      PA
 Pettis                        2-0071        H-M2                Wayne          Crawford    PA
 Wattsburg                     2-0075        D-20                Wayne          Erie        PA


Texas Eastern Transmission Corporation

 Bristoria                      70015        N                   Rich Hill      Greene      PA


Empire State Pipeline

 Grand Island               012003010        SUPPLY              Grand Island   Erie        NY

Transcontinental Gas Pipeline Corporation

 Wharton                         6172        YM7                 Wharton        Potter      PA

                                                   Receipt Entitlements
                                     National Fuel Gas Distribution Corporation
                                     ------------------------------------------
                                                 ( all Quantities in Dth )

           Upstream Receipts
                Empire State Pipeline                      40,122
                CNG Transmission Corp.                    150,107
                Columbia Gas Transmission Corp.            26,165
                Texas Eastern Transmission Corp.           72,652
                TGP    East Aurora, NY                     16,300
                          Zone 4 Points                   158,812
                          Zone 5 Points                    82,119
                          Rate Schedule T-1 Points         30,750
                Transcontinental Gas Pipe Line Corp.       26,332
           Total Upstream Receipts                        603,359
            Appalachian Production
               New York Production
                Central                                       941
                Lakeshore                                     297
                Northern                                      297
                PY3                                           644
                Southeast                                     340
               Pennsylvania Production
                Lines L & D                                 11736
                Line Q Erie-Meadville                         991
                Clarion                                       248
                Dubois                                       1981
                Line Q Forest                                 594
                Hebron                                        248
                Elk County                                   1685
                Eldred                                       1979
                Lines M & N                                 22253
                Lewis Run                                    2078
                Sharon-Mercer                                 346
                                                              ---
           Total Appalachian Production                    46,658

           Deliveries from Storage                        511,633
                                                          -------
           Total Receipt Entitlements                   1,161,650
                                                        =========